Exhibit No. (24)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Wesley, S. Ross Mansbach and Shivani Prabhakar Kaul, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign the Halyard Health, Inc. Annual Report on Form 10-K for the year ended December 31, 2015 (the “10-K”), and any and all amendments to the 10-K and to deliver and file the same with all exhibits thereto, and all other documents in connection therewith, to and with the Securities and Exchange Commission and the national securities exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand effective this 25th day of February, 2016.

/s/ Gary D. Blackford
Gary D. Blackford

Exhibit No. (24)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Wesley, S. Ross Mansbach and Shivani Prabhakar Kaul, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign the Halyard Health, Inc. Annual Report on Form 10-K for the year ended December 31, 2015 (the “10-K”), and any and all amendments to the 10-K and to deliver and file the same with all exhibits thereto, and all other documents in connection therewith, to and with the Securities and Exchange Commission and the national securities exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand effective this 25th day of February, 2016.

/s/ John P. Byrnes
John P. Byrnes

Exhibit No. (24)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Wesley, S. Ross Mansbach and Shivani Prabhakar Kaul, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign the Halyard Health, Inc. Annual Report on Form 10-K for the year ended December 31, 2015 (the “10-K”), and any and all amendments to the 10-K and to deliver and file the same with all exhibits thereto, and all other documents in connection therewith, to and with the Securities and Exchange Commission and the national securities exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand effective this 25th day of February, 2016.

/s/ Ronald W. Dollens
Ronald W. Dollens

Exhibit No. (24)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Wesley, S. Ross Mansbach and Shivani Prabhakar Kaul, and each of them, with full power to act alone, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Halyard Health, Inc. Annual Report on Form 10-K for the year ended December 31, 2015 (the “10-K”), and any and all amendments to the 10-K and to deliver and file the same with all exhibits thereto, and all other documents in connection therewith, to and with the Securities and Exchange Commission and the national securities exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand effective this 25th day of February, 2016.

/s/ Heidi Fields
Heidi Fields

Exhibit No. (24)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Wesley, S. Ross Mansbach and Shivani Prabhakar Kaul, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign the Halyard Health, Inc. Annual Report on Form 10-K for the year ended December 31, 2015 (the “10-K”), and any and all amendments to the 10-K and to deliver and file the same with all exhibits thereto, and all other documents in connection therewith, to and with the Securities and Exchange Commission and the national securities exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand effective this 25th day of February, 2016.

/s/ William A. Hawkins, III
William A. Hawkins, III

Exhibit No. (24)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Wesley, S. Ross Mansbach and Shivani Prabhakar Kaul, and each of them, with full power to act alone, his true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for his and in his name, place and stead, in any and all capacities, to sign the Halyard Health, Inc. Annual Report on Form 10-K for the year ended December 31, 2015 (the “10-K”), and any and all amendments to the 10-K and to deliver and file the same with all exhibits thereto, and all other documents in connection therewith, to and with the Securities and Exchange Commission and the national securities exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand effective this 25th day of February, 2016.

/s/ Patrick J. O’Leary
Patrick J. O’Leary

Exhibit No. (24)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Wesley, S. Ross Mansbach and Shivani Prabhakar Kaul, and each of them, with full power to act alone, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Halyard Health, Inc. Annual Report on Form 10-K for the year ended December 31, 2015 (the “10-K”), and any and all amendments to the 10-K and to deliver and file the same with all exhibits thereto, and all other documents in connection therewith, to and with the Securities and Exchange Commission and the national securities exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand effective this 25th day of February, 2016.

/s/ Maria Sainz
Maria Sainz

Exhibit No. (24)

POWER OF ATTORNEY

KNOW ALL MEN BY THESE PRESENTS, that the undersigned does hereby constitute and appoint John W. Wesley, S. Ross Mansbach and Shivani Prabhakar Kaul, and each of them, with full power to act alone, her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for her and in her name, place and stead, in any and all capacities, to sign the Halyard Health, Inc. Annual Report on Form 10-K for the year ended December 31, 2015 (the “10-K”), and any and all amendments to the 10-K and to deliver and file the same with all exhibits thereto, and all other documents in connection therewith, to and with the Securities and Exchange Commission and the national securities exchanges, granting unto said attorneys-in-fact and agents, and each of them, full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as the undersigned might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact and agents or any one of them, or his or her substitute or their substitutes, lawfully do or cause to be done by virtue hereof.
IN WITNESS WHEREOF, I have hereunto set my hand effective this 25th day of February, 2016.

/s/ Julie Shimer
Julie Shimer